Exhibit 10.1

ASSET REPRESENTATIONS REVIEW AGREEMENT

among

NISSAN MASTER OWNER TRUST RECEIVABLES,

as Issuer

NISSAN MOTOR ACCEPTANCE CORPORATION,

as Sponsor and Servicer

and

CLAYTON FIXED INCOME SERVICES LLC,

as Asset Representations Reviewer

Dated as of November 25, 2019

i

TABLE OF CONTENTS

(continued)

ii

ASSET REPRESENTATIONS REVIEW AGREEMENT, dated as of November 25, 2019 (this “Agreement”), among NISSAN MASTER OWNER TRUST RECEIVABLES, a Delaware statutory trust, as Issuer (the “Issuer”), NISSAN MOTOR ACCEPTANCE CORPORATION, a California Corporation (“NMAC”), as Sponsor and Servicer, and CLAYTON FIXED INCOME SERVICES LLC, a Delaware limited liability company, as Asset Representations Reviewer (the “Asset Representations Reviewer”).

BACKGROUND

WHEREAS, in the regular course of business, NMAC provides financing to motor vehicle dealers in the NMAC network of dealers for their new, pre-owned and used automobile and light-duty truck inventory.

WHEREAS, in connection with a securitization transaction sponsored by NMAC, NMAC sells receivables arising in designated dealer accounts to Nissan Wholesale Receivables Corporation II (the “Depositor”) who, in turn, sells those receivables to the Issuer.

WHEREAS, the Issuer has granted a security interest in the receivables to U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), for the benefit of holders of the Issuer’s notes, as security for the notes issued by the Issuer under the Amended and Restated Indenture dated as of October 15, 2003, between the Issuer and the Indenture Trustee.

WHEREAS, the Issuer desires to engage the Asset Representations Reviewer to perform reviews of certain receivables for compliance with the representations and warranties made by NMAC and the Depositor about the receivables in the pool.

NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and conditions contained herein, the parties hereto agree as follows.

ARTICLE I

USAGE AND DEFINITIONS

Section 1.1. Usage and Definitions. Except as otherwise specified herein or if the context may otherwise require, capitalized terms not defined in this Agreement shall have the respective meanings assigned such terms set forth in (i) the Series 2019-B Indenture Supplement, dated as of November 25, 2019 (the “Series 2019-B Indenture Supplement”), by and among the Issuer and U.S. Bank National Association, as Indenture Trustee, or (ii) if not defined in the Series 2019-B Indenture Supplement, the Amended and Restated Annex of Definitions, dated as of October 15, 2003 (the “Annex of Definitions”).

With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments, amendments and restatements, and supplements thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; references to laws include their amendments and supplements, the rules and regulations thereunder and any successors thereto; the term “including” means “including without limitation;” and the term “or” is not exclusive.

Section 1.2. Additional Definitions. The following terms have the meanings given below:

“Asset Review” means the performance by the Asset Representations Reviewer of the testing procedures for each Test and each Subject Asset according to Section 3.4.

“Confidential Information” has the meaning stated in Section 4.8(b).

“Information Recipients” has the meaning stated in Section 4.8(a).

“Issuer PII” has the meaning stated in Section 4.9(a).

“Personally Identifiable Information” or “PII” has the meaning stated in Section 4.9(a).

“Review Fee” has the meaning stated in Section 4.3(b).

“Review Materials” means, for an Asset Review and a Subject Asset, the documents and other materials for each Test listed under “Review Materials” in Schedule A.

“Review Report” means, for an Asset Review, the report of the Asset Representations Reviewer prepared according to Section 3.5.

“Test” has the meaning stated in Section 3.4(a).

“Test Complete” has the meaning stated in Section 3.4(c).

“Test Fail” has the meaning stated in Section 3.4(a).

“Test Pass” has the meaning stated in Section 3.4(a).

“Underwriter” means, any of BofA Securities, Inc., Citigroup Global Markets Inc., Lloyds Securities Inc., MUFG Securities Americas Inc., HSBC Securities (USA) Inc., Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and TD Securities (USA) LLC, each in its capacity as underwriter or representative of the underwriters pursuant to the underwriting agreement, dated as of November 19, 2019, among BofA Securities, Inc., the Issuer, NMAC and the Depositor.

ARTICLE II

ENGAGEMENT OF ASSET REPRESENTATIONS REVIEWER

Section 2.1. Engagement; Acceptance. The Issuer engages Clayton Fixed Income Services LLC to act as the Asset Representations Reviewer for the Issuer. Clayton Fixed Income Services LLC accepts the engagement and agrees to perform the obligations of the Asset Representations Reviewer on the terms in this Agreement.

Section 2.2. Confirmation of Scope. The parties confirm that the Asset Representations Reviewer is not responsible for (a) reviewing the Receivables for compliance with the representations and warranties under the Transaction Documents, except as described in this Agreement, or (b) determining whether noncompliance with the representations or warranties constitutes a breach of the Transaction Documents.

ARTICLE III

ASSET REPRESENTATIONS REVIEW PROCESS

Section 3.1. Review Notices. On receipt of a Review Notice from the Indenture Trustee according to Section 8.10 of the Series 2019-B Indenture Supplement, the Asset Representations Reviewer will start an Asset Review. The Asset Representations Reviewer will have no obligation to start an Asset Review until a Review Notice is received.

Section 3.2. Identification of Subject Assets. Within ten (10) Business Days after receipt of a Review Notice, the Servicer will deliver to the Asset Representations Reviewer, with a copy to the Indenture Trustee, a list of the Subject Assets.

Section 3.3. Review Materials.

(a) Access to Review Materials. The Servicer will render reasonable assistance to the Asset Representations Reviewer to facilitate the Asset Review. The Servicer will give the Asset Representations Reviewer access to the Review Materials for all of the Subject Assets within ten (10) Business Days after receipt of the Review Notice in one or more of the following ways in the Servicer’s reasonable discretion: (i) by providing access to the Servicer’s systems, either remotely or at one of the properties of the Servicer, (ii) by electronic posting of Review Materials to a password-protected website to which the Asset Representations Reviewer has access, (iii) by providing originals or photocopies at one of the properties of the Servicer where the servicer’s records relating to such Receivables are located or (iv) in another manner agreed by the Servicer and the Asset Representations Reviewer. So long as all information in the Review Materials necessary for the Asset Representations Reviewer to complete the Asset Review remains intact and unchanged, the Servicer may redact or remove from the Review Materials (i) any PII and/or (ii) any confidential corporate information not relevant to the Tests.

(b) Missing or Insufficient Review Materials. If any of the Review Materials are missing or insufficient for the Asset Representations Reviewer to perform any Test, the Asset Representations Reviewer will notify the Servicer promptly, and in any event no less than 20 days before completing the Review, and the Servicer will have 15 days to provide the Asset Representations Reviewer access to such missing Review Materials or other documents or information to correct the insufficiency. If the missing or insufficient Review Materials have not been provided by the Servicer within 15 days, the parties agree that the Subject Asset will have a Test Fail for the related Test(s) and the Test(s) will be considered a Test Complete and the Review Report will indicate the reason for the Test Fail.

Section 3.4. Performance of Reviews.

(a) Test Procedures. For an Asset Review, the Asset Representations Reviewer will perform for each Subject Asset the procedures listed under “Tests” in Schedule A for each representation and warranty (each, a “Test”), using the Review Materials listed for each such Test in Schedule A. For each Test and Subject Asset, the Asset Representations Reviewer will determine if the Test has been satisfied (a “Test Pass”) or if the Test has not been satisfied (a “Test Fail”).

(b) Review Period. The Asset Representations Reviewer will complete the Asset Review of all of the Subject Assets within sixty (60) days after receiving access to the Review Materials under Section 3.3(a). However, if additional Review Materials are provided to the Asset Representations Reviewer under Section 3.3(b), the Asset Review period will be extended for an additional thirty (30) days.

(c) Completion of Review for Certain Subject Assets. Following the delivery of the list of the Subject Assets and before the delivery of the Review Report by the Asset Representations Reviewer, the Servicer may notify the Asset Representations Reviewer if a Subject Asset has been paid in full by the Dealer or reassigned to, or purchased by, the Depositor or NMAC according to the Transaction Documents. On receipt of notice, the Asset Representations Reviewer will immediately terminate all Tests of such Receivable and the Review of such Receivable will be considered complete (a “Test Complete”). In this case, the Review Report will indicate a Test Complete for the Receivable and the related reason.

(d) Previously Reviewed Receivable. If any Subject Asset was included in a prior Asset Review (the “Prior Review”), the Asset Representations Reviewer will perform Tests on such Subject Asset only if the Asset Representations Reviewer has reason to believe that the Prior Review was conducted in a manner that would not have ascertained compliance with one or more of the representations and warranties set forth on Schedule A hereto; otherwise, the Asset Representations Reviewer will include in the Review Report for the Asset Review the results of the Tests with respect to such Subject Asset from the Prior Review.

(e) Termination of Review. If an Asset Review is in process and the Series 2019-B Notes will be paid in full on the next Payment Date, the Servicer will notify the Asset Representations Reviewer and the Indenture Trustee no less than ten (10) days before that Payment Date. On receipt of notice, the Asset Representations Reviewer will terminate the Asset Review immediately and will have no obligation to deliver a Review Report.

Section 3.5. Review Reports. (a) Within five (5) days after the end of the Asset Review period under Section 3.4(b), the Asset Representations Reviewer will deliver to the Issuer, the Servicer and the Indenture Trustee a Review Report indicating for each Subject Asset whether there was a Test Pass or a Test Fail for each Test, or whether the Subject Asset was a Test Complete and the related reason. The Review Report will include the findings and conclusions of the Asset Representations Reviewer with respect to the Asset Review and will be included in the Issuer’s Form 10-D report for the Collection Period in which the Review Report is received. The Asset Representations Reviewer will ensure that the Review Report does not contain any Issuer PII.

(b) Questions About Review. The Asset Representations Reviewer will make appropriate personnel available to respond in writing to written questions or requests for clarification of any Review Report from the Indenture Trustee or the Servicer until the earlier of (i) payment in full of the Series 2019-B Notes and (ii) one year after the delivery of the Review Report. The Asset Representations Reviewer will have no obligation to respond to questions or requests for clarification from Series 2019-B Noteholders or any Person other than the Indenture Trustee or the Servicer and will direct such Persons to submit written questions or requests to the Servicer.

Section 3.6. Dispute Resolution. If a Receivable that was reviewed by the Asset Representations Reviewer is the subject of a dispute resolution proceeding under Section 8.11(a) of the Series 2019-B Indenture Supplement, the Asset Representations Reviewer will participate in the dispute resolution proceeding on request of a party to the proceeding. The reasonable out-of-pocket expenses of the Asset Representations Reviewer together with reasonable compensation for the time it incurs in connection with its participation in any dispute resolution proceeding will be considered expenses of the Requesting Party for the dispute resolution and will be paid by a party to the dispute resolution as determined by the mediator or arbitrator for the dispute resolution according to Section 8.11(c) of the Series 2019-B Indenture Supplement. If not paid by a party to the dispute resolution, the expenses will be reimbursed by the Issuer according to Section 4.3(a).

Section 3.7. Limitations on Review Obligations.

(a) Review Process Limitations. The Asset Representations Reviewer will have no obligation:

(i) to determine whether a Status Trigger has occurred or whether the required percentage of Series 2019-B Noteholders has voted to direct an Asset Review under the Series 2019-B Indenture Supplement, and may rely on the information in any Review Notice delivered by the Indenture Trustee;

(ii) to determine which Receivables are subject to an Asset Review, and may rely on the lists of Subject Assets provided by the Servicer;

(iii) to obtain or confirm the validity of the Review Materials and no liability for any errors in the Review Materials and may rely on the accuracy and completeness of the Review Materials;

(iv) to obtain missing or insufficient Review Materials from any party or any other source;

(v) to take any action or cause any other party to take any action under any of the Transaction Documents or otherwise to enforce any remedies against any Person for breaches of representations or warranties about the Subject Assets; or

(vi) to establish cause, materiality or recourse for any failed Test.

(b) Testing Procedure Limitations. The Asset Representations Reviewer will only be required to perform the testing procedures listed under “Tests” in Schedule A, and will have no obligation to perform additional procedures on any Subject Asset or to provide any information other than a Review Report indicating for each Subject Asset whether there was a Test Pass or a Test Fail for each Test, or whether the Subject Asset was a Test Complete and the related reason. However, the Asset Representations Reviewer may provide additional information about any Subject Asset that it determines in good faith to be material to the Review.

ARTICLE IV

ASSET REPRESENTATIONS REVIEWER

Section 4.1. Representations and Warranties. The Asset Representations Reviewer represents and warrants to the Issuer as of the Closing Date:

(a) Organization and Qualification. The Asset Representations Reviewer is duly organized and validly existing as a limited liability company in good standing under the laws of Delaware. The Asset Representations Reviewer is qualified as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires the qualification, license or approval, unless the failure to obtain the qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(b) Power, Authority and Enforceability. The Asset Representations Reviewer has the power and authority to execute, deliver and perform its obligations under this Agreement. The Asset Representations Reviewer has authorized the execution, delivery and performance of this Agreement. This Agreement is the legal, valid and binding obligation of the Asset Representations Reviewer enforceable against the Asset Representations Reviewer, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.

(c) No Conflicts and No Violation. The completion of the transactions contemplated by this Agreement and the performance of the Asset Representations Reviewer’s obligations under this Agreement will not (A) conflict with, or be a breach or default under, any indenture, agreement, guarantee or similar agreement or instrument under which the Asset Representations Reviewer is a party, (B) result in the creation or imposition of any Lien on any of the assets of the Asset Representations Reviewer under the terms of any indenture, agreement, guarantee or similar agreement or instrument, (C) violate the organizational documents of the Asset Representations Reviewer or (D) violate any law or, to the Asset Representations Reviewer’s knowledge, any order, rule or regulation of a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer that applies to the Asset Representations Reviewer, which, in each case, would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(d) No Proceedings. To the Asset Representations Reviewer’s knowledge, there are no proceedings or investigations pending or threatened in writing before a federal or state court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer or its properties (A) asserting the invalidity of this Agreement, (B) seeking to prevent the completion of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under, or the validity or enforceability of, this Agreement.

(e) Eligibility. The Asset Representations Reviewer meets the eligibility requirements in Section 5.1.

Section 4.2. Covenants. The Asset Representations Reviewer covenants and agrees that:

(a) Eligibility. It will notify the Issuer and the Servicer promptly if it no longer meets the eligibility requirements in Section 5.1.

(b) Review Systems; Personnel. It will maintain business process management and/or other systems necessary to ensure that it can perform each Test and, on execution of this Agreement, will load each Test into these systems. The Asset Representations Reviewer will ensure that these systems allow for each Subject Asset and the related Review Materials to be individually tracked and stored as contemplated by this Agreement. The Asset Representations Reviewer will maintain adequate staff that is properly trained to conduct Asset Reviews as required by this Agreement.

(c) Maintenance of Review Materials. It will maintain copies of any Review Materials, Review Reports and other documents relating to an Asset Review, including internal correspondence and work papers, for a period of two (2) years after the termination of this Agreement.

Section 4.3. Fees, Expenses and Indemnities.

(a) Annual Fee. The Sponsor shall pay to the Asset Representations Reviewer, as reasonable compensation for its services, an annual fee in the amount of $5,000 (the “Annual Fee”). The Annual Fee shall be payable on the Closing Date and on each anniversary thereof until this Agreement is terminated in accordance with Section 6.4. The Sponsor shall reimburse the Asset Representations Reviewer for all reasonable out-of-pocket expenses incurred or made by it, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Asset Representations Reviewer’s agents, counsel, accountants and experts.

(b) Review Fee. Following the completion of an Asset Review and the delivery to the Indenture Trustee of the Review Report, or the termination of an Asset Review according to Section 3.4(e), and the delivery to the Sponsor and the Servicer of a detailed invoice, the Sponsor shall pay to the Asset Representations Reviewer a fee of up to $250 for each Subject Asset for which the Asset Review was started (the “Review Fee”). However, no Review Fee will be charged for any Subject Asset which was included in a prior Asset Review (unless such Subject Asset is subjected to Tests in such additional Asset Review as described in Section 3.4(d)) or for which no Tests were completed prior to the Asset Representations Reviewer being notified of a termination of the Asset Review according to Section 3.4(e). To the extent not paid by the Sponsor and outstanding for at least 60 days, the Review Fee shall be paid by the Issuer pursuant to Section 4.04(a) of the Series 2019-B Indenture Supplement.

(c) Indemnification. The Sponsor shall indemnify the Asset Representations Reviewer against any and all loss, liability or expense (including reasonable attorneys’ fees) incurred by the Asset Representations Reviewer in connection with the administration of this Agreement and the performance of its duties hereunder. The Asset Representations Reviewer shall notify the Sponsor promptly of any claim for which it may seek indemnity. Failure by the Asset Representations Reviewer to so notify the Sponsor shall not relieve the Sponsor of its obligations hereunder. The Sponsor shall defend any such claim, and the Asset Representations Reviewer may have separate counsel and the Sponsor shall pay the fees and expenses of such counsel. The Sponsor shall not reimburse any expense or indemnify against any loss, liability or expense incurred by the Asset Representations Reviewer through the Asset Representations Reviewer’s own bad faith, willful misfeasance or negligence in performing its obligations under this Agreement or breach of this Agreement. The indemnification provided in this Section 4.3(c) shall survive the termination of this Agreement, the termination of the Issuer and the resignation or removal of the Asset Representations Reviewer. The Sponsor acknowledges and agrees that amounts owing to the Asset Representations Reviewer in respect of the indemnification provided hereunder shall not be limited to or reduced by the amount of Available Amounts on deposit in the Collection Account, except to the extent that such Available Amounts have been allocated to make a payment to the Asset Representations Reviewer on the next-occurring Payment Date pursuant to Section 4.04(a) of the Series 2019-B Indenture Supplement.

(d) Payment of Fees and Indemnities. The Asset Representations Reviewer shall submit reasonably detailed invoices to the Sponsor for any amounts owed to it under this Agreement. To the extent not paid by the Sponsor and outstanding for at least 60 days, the fees and indemnities provided for in this Section 4.3 shall be paid by the Issuer pursuant to Section 4.04(a) of the Series 2019-B Indenture Supplement; provided, that prior to such payment pursuant to the Series 2019-B Indenture Supplement, the Asset Representations Reviewer shall notify the Sponsor in writing that such fees and indemnities have been outstanding for at least 60 days. If such fees and indemnities are paid pursuant to Section 4.04(a) of the Series 2019-B Indenture Supplement, the Sponsor shall reimburse the Issuer in full for such payments.

Section 4.4. Limitation on Liability. The Asset Representations Reviewer will not be liable to any Person for any action taken, or not taken, in good faith under this Agreement or for errors in judgment. However, the Asset Representations Reviewer will be liable for its willful misfeasance, bad faith, or negligence in performing its obligations under this Agreement. In no event will the Asset Representations Reviewer be liable for special, indirect or consequential losses or damages (including lost profit), even if the Asset Representations Reviewer has been advised of the likelihood of the loss or damage and regardless of the form of action.

Section 4.5. Indemnification by Asset Representations Reviewer. The Asset Representations Reviewer will indemnify each of the Issuer, the Depositor, the Servicer, the Sponsor, the Owner Trustee and the Indenture Trustee and their respective directors, officers, employees and agents for all costs, expenses (including reasonable attorneys’ fees and expenses), losses, damages and liabilities, including legal fees and expenses incurred in connection with the enforcement by such Person of an indemnification or other obligation of the Asset Representations Reviewer, resulting from (a) the willful misconduct, bad faith or negligence of the Asset Representations Reviewer in performing its obligations under this Agreement or (b) the Asset Representations Reviewer’s breach of any of its representations or warranties in this Agreement. The Asset Representations Reviewer’s obligations under this Section 4.5 will survive the termination of this Agreement, the termination of the Issuer and the resignation or removal of the Asset Representations Reviewer.

Section 4.6. Inspections of Asset Representations Reviewer. The Asset Representations Reviewer agrees that, with reasonable prior notice not more than once during any year, it will permit authorized representatives of the Issuer, the Servicer, the Sponsor or the Administrator, during the Asset Representations Reviewer’s normal business hours, to examine and review the books of account, records, reports and other documents and materials of the Asset Representations Reviewer relating to (a) the performance of the Asset Representations Reviewer’s obligations under this Agreement, (b) payments of fees and expenses of the Asset Representations Reviewer for its performance and (c) a claim made by the Asset Representations Reviewer under this Agreement. In addition, the Asset Representations Reviewer will permit the Issuer’s, the Servicer’s, the Sponsor’s or the Administrator’s representatives to make copies and extracts of any of those documents and to discuss them with the Asset Representations Reviewer’s officers and employees. Each of the Issuer, the Servicer, the Sponsor and the Administrator will, and will cause its authorized representatives to, hold in confidence the information except if disclosure may be required by law or if the Issuer, the Servicer, the Sponsor or the Administrator reasonably determines that it is required to make the disclosure under this Agreement or the other Transaction Documents. The Asset Representations Reviewer will maintain all relevant books, records, reports and other documents and materials for a period of at least two years after the termination of its obligations under this Agreement.

Section 4.7. Delegation of Obligations. The Asset Representations Reviewer may not delegate or subcontract its obligations under this Agreement to any Person without the consent of the Issuer, the Sponsor and the Servicer.

Section 4.8. Confidential Information.

(a) Treatment. The Asset Representations Reviewer agrees to hold and treat Confidential Information given to it under this Agreement in confidence and under the terms and conditions of this Section 4.8, and will implement and maintain safeguards to further assure the confidentiality of the Confidential Information. The Confidential Information will not, without the prior consent of the Issuer, the Sponsor and the Servicer, be disclosed or used by the Asset Representations Reviewer, or its officers, directors, employees, agents, representatives or affiliates, including legal counsel (collectively, the “Information Recipients”) other than for the purposes of performing Asset Reviews of Subject Assets or performing its obligations under this Agreement. The Asset Representations Reviewer agrees that it will not, and will cause its Affiliates to not (i) purchase or sell securities issued by NMAC or its Affiliates or special purpose entities on the basis of Confidential Information or (ii) use the Confidential Information for the preparation of research reports, newsletters or other publications or similar communications.

(b) Definition. “Confidential Information” means oral, written and electronic materials (irrespective of its source or form of communication) furnished before, on or after the date of this Agreement to the Asset Representations Reviewer for the purposes contemplated by this Agreement, including:

(i) lists of Subject Assets and any related Review Materials;

(ii) origination and servicing guidelines, policies and procedures and form contracts; and

(iii) notes, analyses, compilations, studies or other documents or records prepared by the Sponsor or the Servicer, which contain information supplied by or on behalf of the Sponsor or the Servicer or their representatives.

However, Confidential Information will not include information that (A) is or becomes generally available to the public other than as a result of disclosure by the Information Recipients, (B) was available to, or becomes available to, the Information Recipients on a non-confidential basis from a Person or entity other than the Issuer, the Sponsor or the Servicer before its disclosure to the Information Recipients who, to the knowledge of the Information Recipient is not bound by a confidentiality agreement with the Issuer, the Sponsor or the Servicer and is not prohibited from transmitting the information to the Information Recipients, (C) is independently developed by the Information Recipients without the use of the Confidential Information, as shown by the Information Recipients’ files and records or other evidence in the Information Recipients’ possession or (D) the Issuer, the Sponsor or the Servicer provides permission to the applicable Information Recipients to release.

(c) Protection. The Asset Representations Reviewer will take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of Confidential Information, including those measures that it takes to protect its own confidential information and not less than a reasonable standard of care. The Asset Representations Reviewer acknowledges that Personally Identifiable Information is also subject to the additional requirements in Section 4.9.

(d) Disclosure. If the Asset Representations Reviewer is required by applicable law, regulation, rule or order issued by an administrative, governmental, regulatory or judicial authority to disclose part of the Confidential Information, it may disclose the Confidential Information. However, before a required disclosure, the Asset Representations Reviewer, if permitted by law, regulation, rule or order, will use its reasonable efforts to provide the Issuer, the Sponsor and the Servicer with notice of the requirement and will cooperate, at the Sponsor’s expense, in the Issuer’s and the Sponsor’s pursuit of a proper protective order or other relief for the disclosure of the Confidential Information. If the Issuer or the Sponsor is unable to obtain a protective order or other proper remedy by the date that the information is required to be disclosed, the Asset Representations Reviewer will disclose only that part of the Confidential Information that it is advised by its legal counsel it is legally required to disclose.

(e) Responsibility for Information Recipients. The Asset Representations Reviewer will be responsible for a breach of this Section 4.8 by its Information Recipients.

(f) Violation. The Asset Representations Reviewer agrees that a violation of this Agreement may cause irreparable injury to the Issuer, the Sponsor and the Servicer and the Issuer, the Sponsor and the Servicer may seek injunctive relief in addition to legal remedies. If an action is initiated by the Issuer or the Servicer to enforce this Section 4.8, the prevailing party will be entitled to reimbursement of costs and expenses, including reasonable attorney’s fees and expenses, incurred by it for the enforcement.

Section 4.9. Personally Identifiable Information.

(a) Definitions. “Personally Identifiable Information” or “PII” means information in any format about an identifiable individual, including, name, address, phone number, e-mail address, account number(s), identification number(s), any other actual or assigned attribute associated with or identifiable to an individual and any information that when used separately or in combination with other information could identify an individual. “Issuer PII” means PII furnished by the Issuer, the Servicer or their Affiliates to the Asset Representations Reviewer and PII developed or otherwise collected or acquired by the Asset Representations Reviewer in performing its obligations under this Agreement.

(b) Use of Issuer PII. The Issuer does not grant the Asset Representations Reviewer any rights to Issuer PII except as provided in this Agreement. The Asset Representations Reviewer will use Issuer PII only to perform its obligations under this Agreement or as specifically directed in writing by the Issuer and will only reproduce Issuer PII to the extent necessary for these purposes. The Asset Representations Reviewer must comply with all laws applicable to PII, Issuer PII and the Asset Representations Reviewer’s business, including any legally required codes of conduct, including those relating to privacy, security and data protection. The Asset Representations Reviewer will protect and secure Issuer PII. The Asset Representations Reviewer will implement privacy or data protection policies and procedures that comply with applicable law and this Agreement. The Asset Representations Reviewer will implement and maintain reasonable and appropriate practices, procedures and systems, including administrative, technical and physical safeguards to (i) protect the security, confidentiality and integrity of Issuer PII, (ii) ensure against anticipated threats or hazards to the security or integrity of Issuer PII, (iii) protect against unauthorized access to or use of Issuer PII and (iv) otherwise comply with its obligations under this Agreement. These safeguards include a written data security plan, employee training, information access controls, restricted disclosures, systems protections (e.g., intrusion protection, data storage protection and data transmission protection) and physical security measures.

(c) Additional Limitations. In addition to the use and protection requirements described in Section 4.9(b), the Asset Representations Reviewer’s disclosure of Issuer PII is also subject to the following requirements:

(i) The Asset Representations Reviewer will not disclose Issuer PII to its personnel or allow its personnel access to Issuer PII except (A) for the Asset Representations Reviewer personnel who require Issuer PII to perform an Asset Review, (B) with the prior consent of the Issuer or (C) as required by applicable law. When permitted, the disclosure of or access to Issuer PII will be limited to the specific information necessary for the individual to complete the assigned task. The Asset Representations Reviewer will inform personnel with access to Issuer PII of the confidentiality requirements in this Agreement and train its personnel with access to Issuer PII on the proper use and protection of Issuer PII.

(ii) The Asset Representations Reviewer will not sell, disclose, provide or exchange Issuer PII with or to any third party without the prior consent of the Issuer.

(d) Notice of Breach. The Asset Representations Reviewer will notify the Issuer promptly in the event of an actual or reasonably suspected security breach, unauthorized access, misappropriation or other compromise of the security, confidentiality or integrity of Issuer PII and, where applicable, immediately take action to prevent any further breach.

(e) Return or Disposal of Issuer PII. Except where return or disposal is prohibited by applicable law, promptly on the earlier of the completion of the Review or the request of the Issuer, all Issuer PII in any medium in the Asset Representations Reviewer’s possession or under its control will be (i) destroyed in a manner that prevents its recovery or restoration or (ii) if so directed by the Issuer, returned to the Issuer without the Asset Representations Reviewer retaining any actual or recoverable copies, in both cases, without charge to the Issuer. Where the Asset Representations Reviewer retains Issuer PII, the Asset Representations Reviewer will limit the Asset Representations Reviewer’s further use or disclosure of Issuer PII to that required by applicable law.

(f) Compliance; Modification. The Asset Representations Reviewer will cooperate with and provide information to the Issuer regarding the Asset Representations Reviewer’s compliance with this Section 4.9. The Asset Representations Reviewer and the Issuer agree to modify this Section 4.9 as necessary from time to time for either party to comply with applicable law.

(g) Audit of Asset Representations Reviewer. The Asset Representations Reviewer will permit the Issuer and its authorized representatives to audit the Asset Representations Reviewer’s compliance with this Section 4.9 during the Asset Representations Reviewer’s normal business hours on reasonable advance notice to the Asset Representations Reviewer, and not more than once during any year unless circumstances necessitate additional audits. The Issuer agrees to make reasonable efforts to schedule any audit described in this Section 4.9 with the inspections described in Section 4.6. The Asset Representations Reviewer will also permit the Issuer and its authorized representatives during normal business hours on reasonable advance written notice to audit any service providers used by the Asset Representations Reviewer to fulfill the Asset Representations Reviewer’s obligations under this Agreement.

(h) Affiliates and Third Parties. If the Asset Representations Reviewer processes the PII of the Issuer’s Affiliates or a third party when performing an Asset Review, and if such Affiliate or third party is identified to the Asset Representations Reviewer, such Affiliate or third party is an intended third-party beneficiary of this Section 4.9, and this Agreement is intended to benefit the Affiliate or third party. The Affiliate or third party will be entitled to enforce the PII related terms of this Section 4.9 against the Asset Representations Reviewer as if each were a signatory to this Agreement.

ARTICLE V

RESIGNATION AND REMOVAL;

SUCCESSOR ASSET REPRESENTATIONS REVIEWER

Section 5.1. Eligibility Requirements for Asset Representations Reviewer. The Asset Representations Reviewer must be a Person who (a) is not Affiliated with the Sponsor, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee or any of their Affiliates and (b) was not, and is not Affiliated with a Person that was, engaged by the Sponsor or any Underwriter to perform any due diligence on the Accounts or Receivables prior to the Closing Date.

Section 5.2. Resignation and Removal of Asset Representations Reviewer.

(a) No Resignation of Asset Representations Reviewer. The Asset Representations Reviewer will not resign as Asset Representations Reviewer except (i) if the Asset Representations Reviewer is merged into or becomes an Affiliate of the Sponsor, the Servicer, the Indenture Trustee, the Owner Trustee, (ii) the Asset Representations Reviewer no longer meets the eligibility requirements in Section 5.1, or (iii) upon a determination that the performance of its duties under this Agreement is no longer permissible under applicable law and there is no reasonable action that it could take to make the performance of its obligations under this Agreement permitted under applicable law. Upon the occurrence of one of the foregoing events, the Asset Representations Reviewer shall promptly resign and the Sponsor shall appoint a successor Asset Representations Reviewer. The Asset Representations Reviewer will deliver a notice of its resignation to the Issuer, the Sponsor and the Servicer, and if the Asset Representation Reviewer resigns pursuant to clause (b) above, an Opinion of Counsel supporting its determination.

(b) Removal of Asset Representations Reviewer. If any of the following events occur, the Indenture Trustee, at the direction of Series 2019-B Noteholders evidencing a majority of the aggregate Outstanding Amount of the Series 2019-B Notes, by notice to the Asset Representations Reviewer, shall remove the Asset Representations Reviewer and terminate its rights and obligations under this Agreement:

(i) the Asset Representations Reviewer no longer meets the eligibility requirements in Section 5.1;

(ii) the Asset Representations Reviewer breaches any of its representations, warranties, covenants or obligations in this Agreement; or

(iii) an Insolvency Event of the Asset Representations Reviewer occurs.

(c) Notice of Resignation or Removal. The Servicer will notify the Issuer, the Owner Trustee and the Indenture Trustee of any resignation or removal of the Asset Representations Reviewer. The Depositor will report any resignation or removal of the Asset Representations Reviewer, or any appointment of a successor Asset Representations Reviewer, in the Issuer’s Form 10-D report related to the Collection Period in which such resignation, removal or appointment took place.

Section 5.3. Successor Asset Representations Reviewer.

(a) Engagement of Successor Asset Representations Reviewer. Following the resignation or removal of the Asset Representations Reviewer, the Sponsor will appoint a successor Asset Representations Reviewer who meets the eligibility requirements of Section 5.1.

(b) Effectiveness of Resignation or Removal. No resignation or removal of the Asset Representations Reviewer will be effective until the successor Asset Representations Reviewer has executed and delivered to the Issuer and the Servicer an agreement accepting its engagement and agreeing to perform the obligations of the Asset Representations Reviewer under this Agreement or entered into a new agreement with the Issuer on substantially the same terms as this Agreement.

(c) Transition and Expenses. If the Asset Representations Review resigns or is removed, the Asset Representations Reviewer will cooperate with the Issuer and take all actions reasonably requested to assist the Issuer in making an orderly transition of the Asset Representations Reviewer’s rights and obligations under this Agreement to the successor Asset Representations Reviewer. The Asset Representations Reviewer will pay the reasonable expenses of transitioning the Asset Representations Reviewer’s obligations under this Agreement and preparing the successor Asset Representations Reviewer to take on such obligations on receipt of an invoice with reasonable detail of the expenses from the Issuer or the successor Asset Representations Reviewer.

Section 5.4. Merger, Consolidation or Succession. Any Person (a) into which the Asset Representations Reviewer is merged or consolidated, (b) resulting from any merger or consolidation to which the Asset Representations Reviewer is a party or (c) succeeding to the business of the Asset Representations Reviewer, if that Person meets the eligibility requirements in Section 5.1, will be the successor to the Asset Representations Reviewer under this Agreement. Such Person will execute and deliver to the Issuer and the Servicer an agreement to assume the Asset Representations Reviewer’s obligations under this Agreement (unless the assumption happens by operation of law).

ARTICLE VI

OTHER AGREEMENTS

Section 6.1. Independence of Asset Representations Reviewer. The Asset Representations Reviewer will be an independent contractor and will not be subject to the supervision of, or deemed to be the agent of, the Issuer, the Indenture Trustee or the Owner Trustee for the manner in which it accomplishes the performance of its obligations under this Agreement. None of the Issuer, the Indenture Trustee or the Owner Trustee shall be responsible for monitoring the performance of the Asset Representations Reviewer or liable to any Person for the failure of the Asset Representations Reviewer to perform its obligations hereunder. Unless authorized by the Issuer, the Indenture Trustee or the Owner Trustee, respectively, the Asset Representations Reviewer will have no authority to act for or represent the Issuer, the Indenture Trustee or the Owner Trustee and will not be considered an agent of the Issuer, the Indenture Trustee or the Owner Trustee. Nothing in this Agreement will make the Asset Representations Reviewer and either of the Issuer, the Indenture Trustee or the Owner Trustee members of any partnership, joint venture or other separate entity or impose any liability as such on any of them.

Section 6.2. No Petition. Each party hereto, by entering into this Agreement, hereby covenants and agrees that it will not (and, to the fullest extent permitted by applicable law, the Indenture Trustee shall not have the power to) at any time institute against, or join any other Person in instituting against the Depositor or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or state bankruptcy or similar law.

Section 6.3. Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company (the “Bank”), not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Bank but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on the Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (d) under no circumstances shall the Bank be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any related document. Each of the parties hereto acknowledges that the Bank has not made any independent investigation into the facts or matters stated in the representations and warranties and covenants given by the Issuer in this Agreement.

Section 6.4. Termination of Agreement. This Agreement will terminate, except for the obligations under Section 4.5, on the earlier of (a) the payment in full of all outstanding Series 2019-B Notes and the satisfaction and discharge of the Series 2019-B Indenture Supplement and (b) the date the Issuer is terminated under the Trust Agreement.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1. Amendments.

(a) This Agreement may be amended by the parties hereto without the consent of any of the Series 2019-B Noteholders, to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, or for any other purpose; provided that (A) the Servicer shall have delivered an Officer’s Certificate to the Indenture Trustee and the Owner Trustee stating that such amendment will not materially and adversely affect any Series 2019-B Noteholder or (B) the Rating Agency Condition with respect to the Hired Rating Agencies shall have been satisfied with respect to such amendment.

If any proposed amendment or supplement described in this Section 7.1 would materially and adversely affect any of the rights or obligations of any Certificateholder, the Owner Trustee shall obtain the consent of each Certificateholder prior to the adoption of such amendment or supplement; provided, that no Certificateholder’s consent to any such amendment or supplement shall be unreasonably withheld or delayed, and provided, further, that each Certificateholder’s consent will be deemed to have been given if such Certificateholder does not object in writing within 10 days of receipt of a written request for such consent.

(b) This Agreement may also be amended from time to time by the parties hereto with the consent of:

(i) the holders of Series 2019-B Notes evidencing a majority of the outstanding Series 2019-B Notes; or

(ii) in the case of any amendment that does not adversely affect Series 2019-B Noteholders, the Certificateholders evidencing a majority of the outstanding Certificate balance;

for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of those Series 2019-B Noteholders or Certificateholders.

An amendment referred to above will be deemed not to adversely affect a Series 2019-B Noteholder if the Rating Agency Condition with respect to the Hired Rating Agencies with respect to such amendment shall have been satisfied.

It shall not be necessary for the consent of the Certificateholders or the Noteholders pursuant to this Section 7.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(c) Promptly after the execution of any such amendment or consent, the Servicer shall furnish written notification of the substance of such amendment or consent to each Hired Rating Agency.

(d) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee’s or the Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement.

Section 7.2. Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, by telecopier or electronically by email (if an email address is provided), and addressed in each case as follows: (a) in the case of the Sponsor or the Servicer, to Nissan Motor Acceptance Corporation, One Nissan Way, Franklin, Tennessee, 37067, (telecopier no. (615) 725-8530) (email: doug.gwin@nissan-usa.com), Attention: Treasurer, (b) in the case of the Issuer or the Owner Trustee, to Nissan Master Owner Trust Receivables, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, (telecopier no. (302) 636-4140) (email:

DCostello@wilmingtontrust.com), Attention: Nissan Master Owner Trust Receivables, (c) in the case of the Indenture Trustee, to 190 South LaSalle Street, 7th Floor, Chicago, Illinois 60603 (email: brian.kozack@usbank.com), Attention: NMOTR 2019-B, (d) in the case of Moody’s, to Moody’s Investors Service, Inc., ABS Monitoring Department, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, (telecopier no. (212) 553-7820) (email: ServicerReports@Moodys.com), (e) in the case of Fitch, to Fitch Ratings, 33 Whitehall Street, New York, New York, 10004, (email: surveillance-abs-auto@fitchratings.com), Attention: Asset-Backed Securities Group, and (f) in the case of the Asset Representations Reviewer, to Clayton Fixed Income Services LLC, 2638 South Falkenburg Road, Riverview, FL 33578 (email: ARRNotices@clayton.com), Attention: SVP, with a copy to Clayton Fixed Income Services LLC, c/o Clayton Holdings LLC, 1500 Market Street, West Tower Suite 2050, Philadelphia, PA 19102, Attention: General Counsel, or, at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto.

(a) All notices, requests, reports, consents or other communications required to be delivered to the Rating Agencies by the Servicer hereunder shall be delivered by the Servicer to each Rating Agency then rating the Series 2019-B Notes; provided, however, any demand, notice or communication to be delivered hereunder or under any other Transaction Document to any Rating Agency shall be deemed to be delivered if a copy of such demand, notice or communication has been posted on any web site maintained by NMAC pursuant to a commitment to any Rating Agency relating to the Series 2019-B Notes in accordance with 17 C.F.R. 240 17g-5(a)(3).

Section 7.3. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Sponsor, the Servicer, the Issuer and the Asset Representations Reviewer. The Indenture Trustee (for the benefit of itself and the Series 2019-B Noteholders) will be an express third-party beneficiary of this Agreement and entitled to enforce this agreement against the parties hereto. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 7.4. Severability. If any one or more of the covenants, agreement, provisions or terms of this Agreement shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 7.5. Separate Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 7.6. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 7.7. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7.8. Waivers. No failure or delay on the part of any party hereto in exercising any power, right or remedy under this Agreement shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise hereof or thereof or the exercise of any such power, right or remedy preclude any other or further exercise hereof or thereof or the exercise of any other power, right or remedy.

[Remainder of Page Left Blank]

EXECUTED BY:

NISSAN MASTER OWNER TRUST RECEIVABLES,
as Issuer

By:	WILMINGTON TRUST COMPANY, not in its individual capacity,
but solely as Owner Trustee

By:
Name:
Title:

NISSAN MOTOR ACCEPTANCE CORPORATION,
as Servicer

By:
Name:
Title:

CLAYTON FIXED INCOME SERVICES LLC,
as Asset Representations Reviewer

By:
Name:
Title:

[Signature Page to Asset Representations Review Agreement]

Schedule A

Representations and Warranties, Review Materials and Tests

“Eligible Account” means a floorplan financing account established by NMAC pursuant to a Floorplan Financing Agreement that, as of the date on which eligibility is determined:

Representation and Warranty

(1) is in existence and maintained and serviced by NMAC;

Review Materials

Wholesale Financing and Security Agreement (“WFSA”)

NMAC Floorplan Financing Account System (Shaw or any successor system used by NMAC)

Tests

i)	Review the WFSA and confirm it was signed by the Dealer

ii)	Observe the Dealer name for the related Account within the NMAC Floorplan Financing Account System and confirm it matches the Dealer name on the WFSA

iii)	Review the related Account for the related Dealer and confirm the Account was active as of the Cut-off Date, or related Addition Date, if applicable

iv)	If steps (i) through (iii) are confirmed, then Test Pass

“Eligible Account” means a floorplan financing account established by NMAC pursuant to a Floorplan Financing Agreement that, as of the date on which eligibility is determined:

Representation and Warranty

(2) is in favor of a Dealer franchised by NNA or other Manufacturer to sell New Vehicles;

Review Materials

Dealer Sales and Service Agreement

WFSA

Tests

i)	Review the Dealer Sales and Service Agreement and confirm it contains language authorizing the Dealer to sell New Vehicles manufactured by Nissan or another Manufacturer

ii)	Review the WFSA and confirm it creates a financing account for the relevant Dealer

iii)	If steps (i) and (ii) are confirmed, then Test Pass

“Eligible Account” means a floorplan financing account established by NMAC pursuant to a Floorplan Financing Agreement that, as of the date on which eligibility is determined:

Representation and Warranty

(3) has been underwritten and audited by NMAC in accordance with its Floorplan Financing Guidelines and meets all the requirements of such guidelines;

Review Materials

WFSA

WFSA Template in effect as of the relevant date

Tests

i)	Review the WFSA and confirm the executed contract conforms to the WFSA Template

ii)	If the executed contract does not conform to the WFSA Template, confirm NMAC has a process in place for negotiation and approval of WFSAs that do not conform to the WFSA Template

iii)	If step (i) or (ii) is confirmed, then Test Pass

“Eligible Account” means a floorplan financing account established by NMAC pursuant to a Floorplan Financing Agreement that, as of the date on which eligibility is determined:

Representation and Warranty

(4) is covered by insurance in the manner required by the Floorplan Financing Guidelines;

Review Materials

Dealer Insurance Monthly Report

Certificate of Insurance

Floorplan Financing Guidelines (form Agreement to Furnish Insurance or any successor floorplan insurance guidelines)

Tests

i)	Review the Dealer Insurance Monthly Report and/or the Certificate of Insurance and confirm the related Account is insured in accordance with the Floorplan Financing Guidelines

ii)	If step (i) is confirmed, then Test Pass

“Eligible Account” means a floorplan financing account established by NMAC pursuant to a Floorplan Financing Agreement that, as of the date on which eligibility is determined:

Representation and Warranty

(5) is in favor of a Dealer whose principal showroom is located in the United States of America and in the geographical regions specified in the applicable Sales and Service Agreement;

Review Materials

Dealer Sales and Service Agreement and any Addendum thereto

Tests

i)	Review the Dealer Sales and Service Agreement and any Addendum thereto and confirm the related Dealer’s address is located in the United States of America

ii)

If the Dealer Sales and Service Agreement including any Addendum thereto requires the principal showroom to be located within a specified geographical region, confirm the Dealer’s address is located within the related specified geographical region

iii)	If steps (i) and (ii) are confirmed, then Test Pass

“Eligible Account” means a floorplan financing account established by NMAC pursuant to a Floorplan Financing Agreement that, as of the date on which eligibility is determined:

Representation and Warranty

(6) is in favor of a Dealer in which NNA or any of its affiliates does not have an equity investment equal to or exceeding 5% as determined by the Servicer on a quarterly basis;

Review Materials

Dealer Sales and Service Agreement and any Addendum thereto

Tests

i)

Review the Dealer Sales and Service Agreement and any Addendum thereto and confirm there is no representation or notation to the effect that NNA or any of its affiliates have an equity investment equal to or exceeding 5% as of the Cut-off Date or related Addition Date

ii)	If step (i) is confirmed, then Test Pass

“Eligible Account” means a floorplan financing account established by NMAC pursuant to a Floorplan Financing Agreement that, as of the date on which eligibility is determined:

Representation and Warranty

(7) is in favor of a Dealer that is not classified by the Servicer as in “Status” (or other comparable classification) for any reason as of the date on which eligibility is initially determined or at the end of the prior month under the Floorplan Financing Agreement or under any other lender floorplan program; and

Review Materials

Workout Monthly Activity Report

Tests

i)

Review Workout Monthly Activity Report and confirm the related Account for the related Dealer was not reported as in “Status” or any additional prohibited classification as of the Cut-off Date or related Addition Date

ii)	If step (i) is confirmed, then Test Pass

“Eligible Account” means a floorplan financing account established by NMAC pursuant to a Floorplan Financing Agreement that, as of the date on which eligibility is determined:

Representation and Warranty

(8) is an account as to which no material amounts have been charged off as uncollectible at any time within the previous two years.

Review Materials

Monthly Charge-off Report

Tests

i)

Review the Nissan ABS accounting Monthly Charge-off detail report and confirm there have been no material amounts charged off as uncollectible at any time within the previous two years of the Cut-off Date or related Addition Date

ii)	If step (i) is confirmed, then Test Pass

“Eligible Receivable” means a Receivable that:

Representation and Warranty

(1) was originated by NMAC or acquired by NMAC from one of its affiliates in the ordinary course of business (and if acquired by NMAC from a third party, the Rating Agency Condition has been satisfied);

Review Materials

WFSA

Dealer Account Assignment Agreement or similar document in the case of NMAC acquisition of account from third party

Rating Agency correspondence file in the case of NMAC acquisition of account from third party

Tests

i)	If the dealer account was originated by NMAC, review the WFSA and confirm that the Dealer related to the Receivable is a borrower thereunder

ii)	If related receivable was acquired by NMAC from a third party, review the Dealer Account Assignment Agreement and confirm executed by NMAC and third party

iii)

If the Receivable was acquired by NMAC from a third party, review Rating Agency correspondence file to confirm Rating Agencies were notified of proposed addition of third party accounts and a) did not object within 10 business days or b) provided affirmative notification to NMAC that the addition of accounts would not cause a withdrawal or downgrade of ratings of securities issued by Nissan Motor Owner Trust Receivables

iv)	If step (i) is confirmed, then Test Pass, or if steps (ii) and (iii) are confirmed, then Test Pass

“Eligible Receivable” means a Receivable that:

Representation and Warranty

(2) is secured by a perfected first priority interest in the related floorplan financed Vehicle;

Review Materials

Dealer File

UCC Financing Statement

WFSA

Intercreditor or Subordination Agreement (if any noted in Dealer File)

Tests

i)	Review the Dealer File and confirm an active UCC financing statement for which NMAC, or an approved variation of the name, is reported as the secured party in first position

ii)	Review the WFSA and confirm that it creates a security interest in the Receivable

iii)

Review any Intercreditor or Subordination Agreement and confirm that any security interest with respect to such Receivable of a third party creditor that is a party to such agreement is contractually subordinated to the security interest of NMAC in such Receivable

iv)	If step (i) is confirmed, then Test Pass. Or, if steps (ii) and (iii) are confirmed, then Test Pass

“Eligible Receivable” means a Receivable that:

Representation and Warranty

(3) is the subject of a valid transfer and assignment from the Depositor to the Issuer of all the Depositor’s rights and interest in the Receivable, including:

(a) all Related Security;

(b) all related proceeds;

Review Materials

Receivables Purchase Agreement

Transfer and Servicing Agreement

Schedule of Receivables

Addition Notice

Assignment

Tests

i)	Review the Receivables Purchase Agreement and confirm it contains terms for a valid sale and assignment from NMAC to the Depositor

ii)	Review the Transfer and Servicing Agreement and confirm it contains terms for a valid sale and assignment from the Depositor to the Issuer

iii)	Confirm that the related account is included on the Schedule of Receivables; or if it is not included on the Schedule of Receivables, that there is a valid Addition Notice within the Receivable File

iv)	Confirm the Receivable File contains a valid assignment confirming transfer of the account from the Depositor to the Issuer

v)	If steps (i) through (iv) are confirmed, then Test Pass

“Eligible Receivable” means a Receivable that:

Representation and Warranty

(4) is created in compliance with all requirements of applicable law and pursuant to the Floorplan Financing Agreement;

Review Materials

WFSA

WFSA template in effect on the relevant date

Tests

i)	Review the WFSA and confirm the executed contract conforms to the WFSA Template

ii)	If the executed contract does not conform to the WFSA Template, confirm NMAC Legal department has a process in place for negotiation and approval of WFSAs that do not conform to the WFSA Template

iii)	If step (i) or (ii) is confirmed, then Test Pass

“Eligible Receivable” means a Receivable that:

Representation and Warranty

(5) as to which NNA, NMAC and the Depositor, as applicable, have obtained all material consents and governmental authorization required to be obtained by them in connection with:

(a) the creation of the Receivable, the transfer of the Receivables to the Issuer and the pledge of the Receivable to the Indenture Trustee; and

(b) if applicable, NNA’s performance of the related Sales and Service Agreement, NNA’s performance of the related Repurchase Agreement and/or NMAC’s performance of the related Floorplan Financing Agreement;

Review Materials

WFSA

Indenture

Dealer Sales and Service Agreement

NNA licensure list

NMAC licensure list

Receivables Purchase Agreement

Transfer and Servicing Agreement

Repurchase Agreement, if any

UCC Financing statements perfecting transfer of Receivables from NMAC to Depositor and Depositor to Issuer

Tests

i)

Confirm that the Indenture, Receivables Purchase Agreement, Transfer and Servicing Agreement and any applicable UCC Financing statement indicate that NNA, NMAC and the Depositor, after transfer, have created and perfected security interest in connection with the creation and transfer of the Receivable

ii)	Review the WFSA and confirm that the Dealer has granted a security interest in favor of NMAC

iii)	Review the dealer address in the WFSA and NMAC licensure list to confirm NMAC is licensed to lend in the dealer’s jurisdiction if so required as indicated on NMAC licensure list

iv)

Review the NNA licensure list and the Dealer Sales and Service Agreement and Repurchase Agreement (if any) and confirm that NNA is licensed to distribute vehicles in the state(s) in which the Dealer is located, as such state(s) is noted in the Dealer Sales and Service Agreement, if NNA licensure list indicates that a license is required in such state(s)

v)	If steps (i) through (iv) are confirmed, then Test Pass

“Eligible Receivable” means a Receivable that:

Representation

(6) as to which the Issuer will at all times have good and marketable title to the Receivable, free and clear of all liens arising before the Transfer or arising at any time, other than liens permitted under the Transfer and Servicing Agreement;

Review Materials

UCC Financing Statements

Transfer and Servicing Agreement

Indenture

Tests

i)	Review the UCC financing statement covering the Receivables sold under the Receivables Purchase Agreement and confirm the Depositor is reported as the secured party in first position

ii)	Review the UCC financing statement covering the Receivables sold under the Sale and Servicing Agreement and confirm the Issuer is reported as the secured party in first position

iii)	Review the UCC financing statement covering the Receivables pledged under the Indenture and confirm the Indenture Trustee is reported as the secured party in first position

iv)	If steps (i) through (iii) are confirmed, then Test Pass

“Eligible Receivable” means a Receivable that:

Representation and Warranty

(7) if it related to a New Vehicle, is covered by a Repurchase Agreement or other similar agreement from the related Vehicle Manufacturers;

Review Materials

Dealer Summary and Dealer Detail for applicable Receivable

Class Code List

Repurchase Agreement, or non-Nissan equivalent

Tests

i)

Review the Dealer Summary and Dealer Detail for applicable Receivable and the Class Code List to confirm whether the Receivable is related to a New Vehicle; if Receivable is not related to a New Vehicle, then Test Pass; if Receivable is related to a New Vehicle, move on to step (ii)

ii)	If the Receivable is related to a New Vehicle, confirm there is a Repurchase Agreement or other similar agreement between the related Vehicle Manufacturer and the related Dealer

iii)	If step (i) or (ii) is confirmed, then Test Pass

“Eligible Receivable” means a Receivable that:

Representation and Warranty

(8) will at all times be the legal and assignable payment obligation of the related Dealer, enforceable against the Dealer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy or other similar laws;

Review Materials

WFSA

WFSA Template in effect as of the relevant date

Tests

i)	Review the WFSA and confirm the executed contract conforms to the WFSA Template

ii)	If the executed contract does not conform to the WFSA Template, confirm NMAC Legal department has a process in place for negotiation and approval of WFSAs that do not conform to the WFSA Template

iii)	If step (i) or (ii) is confirmed, then Test Pass.

“Eligible Receivable” means a Receivable that:

Representation and Warranty

(9) is not subject to any right of rescission, setoff or any other defense of the related Dealer, including defenses arising out of violations of usury laws;

Review Materials

Dealer File

Dealer Detail

Shaw System Screenshots

Tests

i)	Confirm there is no notation in the Dealer File, Dealer Detail, or Shaw System Screenshots of a right of rescission or setoff for the related Dealer

ii)

Confirm there is no notation in the Dealer File, Dealer Detail, or Shaw System Screenshots of active litigation or attorney involvement for the related Dealer as of the Cut-off Date or related Addition Date

iii)	If steps (i) and (ii) are confirmed, then Test Pass

“Eligible Receivable” means a Receivable that:

Representation and Warranty

(10) as to which NNA, NMAC and the Depositor, as applicable, have satisfied in all material respects all of their obligations relating to each Receivable required to be satisfied by them;

Review Materials

Dealer File

Dealer Detail

Shaw System Screenshots

Tests

i)	Review the Dealer File, Dealer Detail, and Shaw System Screenshots and confirm there is no notation of an unperformed material obligation by NNA, NMAC or the Depositor with respect to such Receivable

ii)	If step (i) is confirmed, then Test Pass

“Eligible Receivable” means a Receivable that:

Representation and Warranty

(11) as to which none of NNA, NMAC or the Depositor, as applicable, has taken or failed to take any action which would impair the rights of the Issuer or the Noteholders in the Receivable;

Review Materials

Dealer File

Dealer Detail

Shaw System Screenshots

Tests

i)	Confirm the Receivable is listed within the Shaw System Screenshots

ii)

Review the Dealer File, Dealer Detail, and Shaw System Screenshots and confirm there is no evidence of any adverse action that would impair the rights of the Issuer or the Noteholders in the Receivable

iii)	If steps (i) and (ii) are confirmed, then Test Pass

“Eligible Receivable” means a Receivable that:

Representation and Warranty

(12) when added to the aggregate principal balance of Receivables arising in the same state, will not result in the aggregate principal balance of Receivables arising in such state exceeding 30% of the aggregate principal balance of Receivables as of the date of transfer (after giving effect thereto);

Review Materials

Dealer Summary and Dealer Detail

Tests

i)

Review the state of Dealer’s residence as listed in Dealer Summary and Dealer Detail and any other applicable documents and the related date of transfer and confirm that the aggregate principal balance of Receivables arising from the related state for the related date of transfer does not exceed 30% of the aggregate principal balance of Receivables for the related date of transfer

ii)	If step (i) is confirmed, then Test Pass

“Eligible Receivable” means a Receivable that:

Representation and Warranty

(13) if generated from a Dealer rated “C” or “D” according to the Floorplan Financing Guidelines, when added to the aggregate principal balance of Receivables generated among Dealers rated “C” and “D” according to the Floorplan Financing Guidelines, will not result in the aggregate principal of Receivables generated among such Dealers exceeding 40% of the aggregate principal balance of Receivables as of the date of transfer (after giving effect thereto); and

Review Materials

Dealer Summary and Dealer Detail

Tests

i)	Review the Dealer Summary and Dealer Detail for the related Receivable and confirm the Dealer rating is not “C” or “D”

ii)

If the Dealer rating for the related Receivable is “C” or “D,” confirm the aggregate principal balance of Receivables generated among all Dealers rated “C” and “D” does not exceed 40% of the aggregate principal balance of Receivables as of the date of transfer

iii)	If step (i) or (ii) is confirmed, then Test Pass

“Eligible Receivable” means a Receivable that:

Representation and Warranty

(14) constitutes either an “account” or “chattel paper,” each as defined in Article 9 of the Uniform Commercial Code as in effect in the applicable jurisdiction.

Review Materials

WFSA

WFSA Template in effect as of the relevant date

Tests

i)	Review the WFSA and confirm the executed contract conforms to the WFSA Template

ii)	If the executed contract does not conform to the WFSA Template, confirm NMAC Legal department has a process in place for negotiation and approval of WFSAs that do not conform to the WFSA Template.

iii)	If step (i) or (ii) is confirmed, then Test Pass